SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  November 2, 2004


                          TRYCERA FINANCIAL, INC.
            (Exact Name of Registrant as Specified in Charter)


     NEVADA                        000-30872           33-0910363
 (State or Other Jurisdiction      (Commission         (IRS Employer
of Incorporation)                  File Number)        Identification No.)


170 Newport Center Drive, Suite 210, Newport Beach, CA      92660
 (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities
          Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
          Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

     On November 2, 2004, Trycera Financial Corporation (the "Company") entered into an Asset Purchase Agreement dated November 2, 2004, with Signature Credit Corporation, a California corporation ("Signature"). The agreement evidenced the acquisition of virtually all of the assets of Signature, except its cash on hand and certain rights under excluded agreements. In addition, the Company assumed Signature's obligations under certain agreements. Signature distributed financial products and services, including its Classic Advantage Cards and the stored value MasterCards, and sold general merchandise on credit to holders of these cards. The Company intends to incorporate the ongoing business of Signature into its own business.

     The terms of the asset acquisition agreement provide for a purchase price of up to $100,000 payable in part over time and subject to certain offsets, 150,000 shares of common stock of the Company issuable in part over time, and 95% of the cash receipts, less certain offsets, received by the Company from product mailings made by Signature prior to the date of the agreement.

     In connection with the purchase of the assets of Signature, the Company entered into a ninety-day consulting agreement with Dave Margolin, the sole shareholder, officer, and director of Signature, to provide the Company access to Mr. Margolin's experience in regard to continuation of the business of Signature by the Company. Mr. Margolin has agreed to provide a maximum of 125 hours of consulting services per month. The agreement provides for a monthly fee to Mr. Margolin of $6,000 and a performance bonus equal to 20% of the monthly net profit received by the Company from inquiries by potential customers into the Signature website acquired by the Company or from active direct marketing solicitations by the Company, excluding direct sales at retail locations and sales to third party distributors. The consulting agreement may be extended for an additional ninety days by mutual consent of the parties.

     Also in connection with the asset purchase agreement, the Company entered into a software agreement with Mr. Margolin and Daryl Rice, the joint developers of the Signet Software System. The software agreement provides that each of the parties will have a perpetual, fully-paid, non-exclusive, transferable license to the software. The software agreement does not grant rights to Mr. Rice to share in any modifications of, or upgrades to, the software. It also does not grant rights to the Company or Mr. Margolin to share in any modifications of, or upgrades to, the software.

Item 2.01 Completion of Acquisition of Assets

     The transaction to acquire the assets of Signature, as well as the consulting agreement with Mr. Margolin, and the software agreement with Mr. Margolin and Mr. Rice were completed on November 2, 2004. The assets acquired in this transaction included a Signet customized direct mail account management and billing software system and office equipment and furniture used by Signature in its business. In addition, the Company acquired Signature's rights to the corporate name and all other computer software, copyrights, customer lists, domain names, URL addresses, fictitious business names, trade names, trademarks, service marks, telephone numbers, transferable permits and licenses, goodwill and other intellectual property rights and intangible assets used in or related to the business of Signature. The Company acquired the rights of Signature under existing contracts and receivables under agreements with customers relating to its past sales and distribution of Classic Advantage Cards. The Company further acquired all of the books, records, data, information, and documents relating to the business of Signature or its assets.

     Upon execution of the asset purchase agreement, the Company paid $85,000 to Signature and $5,000 to a business broker. The Company also delivered 33,750 shares of common stock of the Company to Signature and 3,750 shares to Victor Lee, an advisor of Signature, and granted piggyback registration rights for these shares. Signature further agreed to issue 75,000 shares to Mr. Margolin six months after November 2, 2004, and 37,500 to him one year after such date. On the 61st day after November 2, 2004,the Company will also pay to Signature up to $10,000 and up to 95% of the cash receipts received by the Company from Signature's mailings, excluding Company funded mailings, made before November 2, 2004, subject to certain offsets. This cash payment will be offset by 95% of all refunds paid or owed by virtue of the mailings made by Signature before November 2, 2004, by the accrued vacation pay owed to Signature's employees other than Mr. Margolin on account of their ceasing to be employees on or about the date of the agreement, and by the amounts of any other refunds as of the date of the agreement which are not attributable to the aforementioned mailings.

     In connection with the closing of the asset purchase agreement, the Company issued a press release on November 8, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities

     From June until October, 2004, the Company sold 1,832,168 of its common shares in its $0.75 offering. Gross proceeds from the offering were $1,374,125. The shares were sold to 27 accredited and 4 non-accredited investors. These shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4 (2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Each of the investors received a private offering memorandum containing information similar to that required in a prospectus. Each investor also delivered appropriate investment representations with respect to these stock sales and consented to the imposition of restrictive legends upon the stock certificates representing the shares. Each person represented that he had not purchased the shares as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each of the investors further represented that he had been afforded the opportunity to ask questions of management of the Company and to receive answers concerning the terms and conditions of the stock issuance. No underwriting discounts or commissions were paid in connection with the sales of these shares.

     On November 2, 2004, the Company issued 33,750 shares to Signature Credit Corporation, an entity controlled by Dave Margolin, and agreed to issue an additional 112,500 shares to Mr. Margolin, in connection with the asset purchase agreement. These shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Mr. Margolin represented that he was an accredited investor as defined in Rule 501 of Regulation D at the time of the issuance. He delivered appropriate investment representations with respect to this issuance and consented to the imposition of restrictive legends upon the stock certificates representing the shares. Mr. Margolin represented that he had not entered into the transaction with the Company as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. He represented that he had been afforded the opportunity to ask questions of management of the Company and to receive answers concerning the terms and conditions of the stock issuance. No underwriting discounts or commissions were paid in connection with the transaction.

     On November 2, 2004, the Company issued 3,750 shares to Victor Lee in connection with the asset purchase agreement. These shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Mr. Lee represented that he was an accredited investor as defined in Rule 501 of Regulation D at the time of the issuance. He delivered appropriate investment representations with respect to this issuance and consented to the imposition of restrictive legends upon the stock certificates representing the shares. Mr. Lee represented that he had not entered into the transaction with the Company as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. He represented that he had been afforded the opportunity to ask questions of management of the Company and to receive answers concerning the terms and conditions of the stock issuance. No underwriting discounts or commissions were paid in connection with the transaction.

Item 9.01 Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

     The financial statements of Signature Credit Corporation required by this item are included with this filing.

     (b)  Pro Forma Financial Information.

     The pro forma financial information required by this item in connection with the acquisition of Signature Credit Corporation is not included with this filing. The pro forma information will be filed with an amendment to this report as soon as practicable, but not later than 71 calendar days after the date this initial report must be filed.

     (c)  Exhibits.

     The following exhibits are included with this filing:

          4.3 Stock Acquisition Agreement dated November 2, 2004, with Dave Margolin, as amended
          4.4 Stock Acquisition Agreement dated November 2, 2004, with Victor Lee

          10.9 Asset Purchase Agreement dated November 2, 2004, with Signature Credit Corporation
          10.10     Consulting Agreement dated November 2, 2004, with Dave
                    Margolin
          10.11 Signet Software Agreement dated November 2, 2004, with Dave Margolin and Daryl Rice
          99.1      Press Release dated November 8, 2004

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Trycera Financial, Inc.

Date:  November 8, 2004            By /s/ Matthew S. Kerper
                                   Matthew S. Kerper, President

                       Signature Credit Corporation

                           Financial Statements
                             (In U.S. Dollars)

                      September 30, 2004 (Unaudited)
                      and December 31, 2003 and 2002

Independent Auditor's Report


To the Board of Directors
Signature Credit Corporation

We have audited the accompanying balance sheets of Signature Credit Corporation as of December 31, 2003 and 2002, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of Signature Credit Corporation as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with the Standards of the Public Company Accounting Oversight Board (United States).

/s/ Chisholm, Bierwolf & Nilson, LLC

Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
October 15, 2004

                       Signature Credit Corporation
                              Balance Sheets

                                        September      December      December
                                        30, 2004       30, 2003      30, 2002
                                       -----------    ----------    ----------
                                       (Unaudited)
Assets
Current Assets

  Cash & Cash Equivalents                $  46,307     $  21,125     $  69,735
  Inventory                                  9,804         2,214         7,899
                                         ---------     ---------     ---------
     Total Current Assets                   56,111        23,339        77,634

Property & Equipment, (Net) (Note 5)         7,628         9,593         4,245
                                         ---------     ---------     ---------
     Total Assets                        $  63,739     $  32,932     $  81,879
                                         =========     =========     =========

Liabilities & Stockholders' Equity

Current Liabilities
  Accounts Payable                       $    -        $    -        $   3,334
  Accrued Expenses                           7,179         7,179          -
  Unearned Revenue                          52,607        73,254        31,609
  Notes Payable - Related Party               -           38,916        76,980
                                         ---------     ---------     ---------
     Total Current Liabilities              59,786       119,349       111,923

Stockholders' Equity (Note 8)
  Common Stock; 100,000 Shares Authorized
   at No Par Value; 2,000 Shares Issued
   and Outstanding                           2,000         2,000         2,000
  Accumulated (Deficit) Earnings             2,953       (88,417)      (32,044)
                                         ---------     ---------     ---------
     Total Current Liabilities               3,953       (86,417)      (30,044)
                                         ---------     ---------     ---------
     Total Liabilities &
     Stockholders' Equity                $  63,739     $  32,932     $  81,879
                                         =========     =========     =========

The accompanying notes are an integral part of these financial statements.

                       Signature Credit Corporation
                           Statements of Income
                For the Period Ended September 30, 2004 and
              for the Years Ended December 31, 2003 and 2002

                                        September      December      December
                                        30, 2004       31, 2003      31, 2002
                                       -----------    ----------    ----------
                                       (Unaudited)
Revenues                                 $ 438,122     $ 522,203     $ 241,007

Cost of Sales                              266,576       455,746       229,933
                                         ---------     ---------     ---------
     Gross Profit                          171,546        66,457        11,074

Expenses
  Depreciation                               3,587         3,554           480
  Salaries: Wages                           42,876        49,936         3,719
  Professional Fees                          4,369         5,438        12,619
  Rent & Office Expenses                     5,957        24,686        11,678
  General & Administrative                  22,587        38,616        14,622
                                         ---------     ---------     ---------
     Total Expenses                         79,376       122,230        43,118
                                         ---------     ---------     ---------
     Income (Loss) from Operations          92,170       (55,773)      (32,044)

Other Income (Expenses)
  Interest Expense                            -             (600)         -
  Interest Income                             -             -             -
                                         ---------     ---------     ---------
     Total Other Income (Expense)             -             (600)         -

     Income (Loss) Before Taxes             92,170       (56,373)      (32,044)

     Tax Expense                              (800)         -             -
                                         ---------     ---------     ---------
     Net Income (Loss)                   $  91,370     $ (56,373)    $ (32,044)
                                         =========     =========     =========

The accompanying notes are an integral part of these financial statements.

                       Signature Credit Corporation
                     Statement of Stockholders' Equity
                From January 1, 2002 to September 30, 2004

                                                                     Accumulated
                                      Common Stock         Paid In    Earnings
                                   Shares      Amount      Capital    (Deficit)
                                  ---------   ---------   ---------   ---------
Balance, January 1, 2002               -      $    -      $    -      $    -

Shares Issued for Services            2,000       2,000        -           -

Net (Loss) for the Year Ended
December 31, 2002                      -           -           -        (32,044)
                                  ---------   ---------   ---------   ---------
Balance, December 31, 2002            2,000       2,000        -        (32,044)

Net (Loss) for the Year Ended
December 31, 2003                      -           -           -        (56,373)
                                  ---------   ---------   ---------   ---------
Balance, December 31, 2002            2,000       2,000        -        (88,417)

Net Income for the Period Ended
September 30, 2004 (Unaudited)         -           -           -         91,370
                                  ---------   ---------   ---------   ---------
Balance, September 30, 2004
(Unaudited)                           2,000   $   2,000   $    -      $   2,953
                                  =========   =========   =========   =========

The accompanying notes are an integral part of these financial statements.

                       Signature Credit Corporation
                           Statements of Income
                For the Period Ended September 30, 2004 and
              for the Years Ended December 31, 2003 and 2002

<CAPTION?
                                             September December  December
                                             30, 2004  31, 2003  31, 2002
                                            -----------    ----------    ----------
                                             (Unaudited)
Cash Flows from Operating Activities

  Net Income (Loss)                           $  91,370     $ (56,373)    $ (32,044)
  Adjustments to Reconcile Net Income
   (Loss) to Net Cash:
    Depreciation                                  3,587         3,554           480
    Shares Issued for Services                     -             -            2,000
    Changes in Operating Assets & Liabilities
    (Increase) Decrease in Inventory             (7,590)        5,685        (7,899)
    Increase (Decrease) in Accounts Payable        -           (3,334)        3,334
    Increase (Decrease) in Accrued Expenses        -            7,179          -
    Increase (Decrease) in Unearned Revenues    (20,647)       41,645        31,609
                                              ---------     ---------     ---------
      Net Cash Provided (Used)
      by Operating Activities                    66,720        (1,644)       (2,520)

Cash Flows from Investing Activities
  Purchase of Software Programming               (1,622)       (8,902)       (3,614)
  Purchase of Furniture & Fixtures                 -             -           (1,111)
                                              ---------     ---------     ---------
      Net Cash Provided (Used)
      by Investing Activities                    (1,622)       (8,902)       (4,725)

Cash Flows from Financing Activities

  Proceeds from Related Party Notes Payable        -             -           76,980
  Payments on Related Party Notes Payable       (39,916)      (38,064)         -
                                              ---------     ---------     ---------
      Net Cash Provided (Used)
      by Financing Activities                   (39,916)      (38,064)       76,980
                                              ---------     ---------     ---------
      Increase (Decrease) in Cash                25,182       (48,610)       69,735

      Cash at Beginning of Period                21,125        69,735          -
                                              ---------     ---------     ---------
      Cash at End of Period                   $  46,307     $  21,125     $  69,735
                                              =========     =========     =========

Supplemental Cash Flow Information

  Interest                                    $    -        $    -        $    -
  Taxes                                             800          -             -


The accompanying notes are an integral part of these financial statements.

                       Signature Credit Corporation
                       Notes to Financial Statements
                  For the Period Ended September 30, 2004

NOTE 1 - Corporate History

Signature Credit Corporation, (the "Company") was incorporated under the laws of the state of California on January 1, 2002.

The Company is a direct mail and online advertising company. Under the current operations, the Company markets catalog shopping cards to targeted consumer bases. Consumers who accept pre-approved card offers from the Company pay a membership acceptance fee and receive a private name brand catalog shopping card along with the catalog or catalogs and/or website from which the individual can purchase products. In addition, the Company actively manages the direct mail and customer solicitation process, including fulfillment, printing and payment processing.

Currently, the Company is authorized to issue 100,000 shares of common stock with 2,000 shares issued and outstanding.

NOTE 2 - Significant Accounting Policies

A.   Basis of Accounting

     The Company uses the accrual method of accounting.

B.   Revenue Recognition

     The Company applies the provisions of SEC Staff Accounting Bulletin ("SAB") No. 104, Revenue Recognition in Financial Statements ("SAB 104"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. The SAB 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to monthly accepted offer amounts for services provided when
     (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable and (iv) collectibility is reasonably assured.

     Membership fee revenues are recognized in the period in which fees are fixed or determinable and the related services are provided to the subscriber.

     The Company's members generally pay in advance for their membership by check or electronic check payment, and revenue is then recognized ratably over the period in which the related services are provided. Advance payments from members are recorded on the balance sheet as deferred revenue. In circumstances where payment is not received in advance, revenue is only recognized if collectibility is reasonably assured. The Company has a thirty day money back guarantee. Accordingly, the Company accrues approximately 15% of the funds received to satisfy any refunds during the period.

                       Signature Credit Corporation
                       Notes to Financial Statements
                  For the Period Ended September 30, 2004

C.   Cash Equivalents

     The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents. The Company currently has no cash equivalents.

D.   Net Earnings (Loss) Per Share

     The computation of net earnings (loss) per share of common stock is based on the weighted average number of shares outstanding during each period presented. The Company utilizes the treasury stock method to calculate net earnings (loss) per share.

     The following is the calculation for a weighted average common shares used in basic and dilutive net earnings (loss) per share:

                                      Period Ended       Years Ended
                                      September 30,      December 31,
                                          2004         2003       2002
                                      ------------   --------   --------
                                      (Unaudited)
     Basic Earning Per Share:
       Income (Loss) (Numerator)        $ 91,370     $(56,373)  $(32,044)
       Shares (Denominator)                2,000        2,000      2,000
                                        --------     --------   --------
       Per Share Amount                 $  45.69     $ (28.19)  $ (16.02)
                                        ========     ========   ========

     Fully Diluted Earnings Per Share:
       Income (Loss) (Numerator)        $ 91,370     $(56,373)  $(32,044)
       Shares (Denominator)                2,000        2,000      2,000
                                        --------     --------   --------
       Per Share Amount                 $  45.69     $ (28.19)  $ (16.02)
                                        ========     ========   ========

E.   Depreciation

     The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight line method.

F.   Use of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles, in the United States of America, require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                       Signature Credit Corporation
                       Notes to Financial Statements
                  For the Period Ended September 30, 2004

G.   Fair Value of Financial Instruments

     The fair value of the Company's cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate carrying value based on their effective interest rates compared to current market prices.

H.   General and Administrative Costs

     General and administrative expenses include telephone, utilities, travel and entertainment expenses.

I.   Income Taxes

     The Company utilizes the liability method of accounting of income taxes. Under the liability method, deferred income tax assets and liabilities are provided based on the difference between the financial statements and tax basis of assets and liabilities measured by the currently enacted tax rates in effect for the years in which these differences are expected to reverse. Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities.

NOTE 3 - New Technical Pronouncements

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation Transition and Disclosure an amendment of FAS 123. SFAS
No. 148 amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of SFAS No. 123 to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. This Statement also amends APB Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. SFAS No. 148 is effective for annual and interim periods beginning after December 15, 2002. The adoption of the interim disclosure provisions of SFAS No. 148 did not have an impact on the Company's financial position, results of operations or cash flows. The Company is currently evaluating whether to adopt the fair value based method of accounting for stock-based employee compensation in accordance with SFAS No. 148 and its resulting impact on the Company's financial statements.

In January 2003, the Emerging Issues Task Force ("EITF") issued EITF Issue No. 00-21, Accounting for Revenue Arrangements with Multiple Deliverables. This consensus addresses certain aspects of accounting by a vendor for arrangements under which it will perform multiple revenue-generating activities, specifically, how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting. EITF Issue No. 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003, or entities may elect to report the change in accounting as a cumulative-effect adjustment. The adoption of EITF Issue No. 00-21 did not have a material impact on the Company's financial statements.

                       Signature Credit Corporation
                       Notes to Financial Statements
                  For the Period Ended September 30, 2004

NOTE 3 - New Technical Pronouncements (continued)

In January 2003, the FASB issued Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities. Until this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests. FIN No. 46 requires a variable interest entity, as defined, to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns. FIN No. 46 is effective for reporting periods ending after December 15, 2003. The adoption of FIN
No. 46 did not have an impact on the Company's financial statements.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, which amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 will not have an impact on the Company's financial statements.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS
No. 150 changes the accounting guidance for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity by now requiring those instruments to be reported as liabilities.
SFAS No. 150 also requires disclosure relating to the terms of those instruments and settlement alternatives. SFAS No. 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS No. 150 did not have an impact on the Company's financial statements.

In December 2003, the SEC issued SAB No. 104. SAB No. 104 revises or rescinds portions of the interpretative guidance included in Topic 13 of the codification of staff accounting bulletins in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. It also rescinds the Revenue Recognition in Financial Statements Frequently Asked Questions and Answers document issued in conjunction with Topic 13. Selected portions of that document have been incorporated into Topic 13. The adoption of SAB No. 104 in December 2003 did not have an impact on the Company's financial position, results of operations or cash flows.

                       Signature Credit Corporation
                       Notes to Financial Statements
                  For the Period Ended September 30, 2004

NOTE 4 - Related Party

During 2002 the owners of the Company, (Dave Margolen and Kenneth M. Schone) advanced the Company funds to pay for operating costs. The loans bear no interest, and are due and payable on demand. The total amount advanced to the Company during 2002 was $76,980.

On March 25, 2003, Mr. Margolin and Mr. Schone executed an agreement wherein Mr. Margolin would purchase the common stock shares of Mr. Schone at a price of $5,000. The Company would also pay off the remaining balance due Mr. Schone on the loans advaced to the Company. The pay-off of the loan amounted to $33,545.

NOTE 5 - Fixed Assets

The Company capitalizes the purchase of equipment and fixtures for major purchases in excess of $1,000 per item. Capitalized amounts are depreciated over the useful life of the assets using the straight line method of depreciation. Scheduled below are the assets, costs and accumulated depreciation at September 30, 2004 (unaudited), December 31, 2003 and 2002.


                                               Cost
                              ---------------------------------------
                               September      December      December
 Assets                        30, 2004       31, 2003      31, 2002
--------                      -----------    ----------    ----------
                              (Unaudited)

Office Equipment               $  5,798       $  4,725      $  4,725
Software Programming              9,452          8,902          -
                               --------       --------      --------
   Totals                      $ 15,250       $ 13,627      $  4,725
                               ========       ========      ========

                                       Depreciation Expense
                              ---------------------------------------
                               September      December      December
 Assets                        30, 2004       31, 2003      31, 2002
--------                      -----------    ----------    ----------
                              (Unaudited)

Office Equipment               $  1,301       $  1,576      $    480
Software Programming              2,286          1,978          -
                               --------       --------      --------
   Totals                      $  3,587       $  3,554      $    480
                               ========       ========      ========

                                     Accumulated Depreciation
                              ---------------------------------------
                               September      December      December
 Assets                        30, 2004       31, 2003      31, 2002
--------                      -----------    ----------    ----------
                              (Unaudited)

Office Equipment               $  3,356       $  2,056      $    480
Software Programming              4,266          1,978          -
                               --------       --------      --------
   Totals                      $  7,622       $  4,034      $    480
                               ========       ========      ========

NOTE 6 - Income Taxes

The Company has adopted FASB 109 to account for income taxes. The Company currently has no issues that create timing differences that would mandate deferred tax expense. Net operating losses would create possible tax assets in future years. Due to the uncertainty as to the utilization of net operating loss carryforwards an evaluation allowance has been made to the extent of any tax benefit that net operating losses may generate.

The Company has incurred losses that can be carried forward to offset future earnings if conditions of the Internal Revenue Codes are met. These losses are as follows:

                         Year of Loss    Amount    Expiration Date
                         ------------   --------   ---------------
                             2002       $ 32,044        2022
                             2003         56,373        2023
                             2004           -            -
                          (Unaudited)

                       Signature Credit Corporation
                       Notes to Financial Statements
                  For the Period Ended September 30, 2004


NOTE 6 - Income Taxes (continued)
                                               December 31,  December 31,
                                                   2003          2002
                                               ------------  ------------
   Current Tax Asset Value of Net Operating
     Loss Carryforwards at Current Prevailing
     Federal Tax Rate                           $  32,714     $  11,856
   Evaluation Allowance                           (32,714)      (11,856)
                                                ---------     ---------
     Net Tax Asset                              $    -        $    -
                                                =========     =========
     Current Income Tax Expense                 $    -        $    -
     Deferred Income Tax Benefit                     -             -


The Company has remaining cumulative net operating loss carryforwards at December 31, 2003 of $88,417 to be offset against future earnings.

NOTE 7 - Operating Lease

During 2002, the Company entered into a month-to-month operating lease with HQ Global Workplaces for approximately $250 per month. In 2003, the Company moved locations and entered into a verbal month-to-month rental agreement, wherein the Company would pay $2,000 per month. In September 2003, the Company again moved locations to where they are currently located at 1523 South Grand Avenue, Santa Ana, California 92868, where they entered into a verbal month-to-month agreement in the amount of $500.

Rent expense for the period ended September 30, 2004 and the years ended December 31, 2003 and 2002 was $3,290, $13,844 and $1,828, respectively.

NOTE 8 - Unaudited Information

The financial statements for the nine months ended September 30, 2004 was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are in the opinion of management, necessary to properly reflect the results of the nine months ended September 30, 2004, and are of a normal, recurring nature. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.